UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

KEYSIGHT TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36334	46-4254555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Fountaingrove Parkway, Santa Rosa, CA	95403
(Address of principal executive offices)	(Zip Code)

(800) 829-4444

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 2, 2024, Keysight Technologies, Inc. (“Keysight”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc. and BofA Securities, Inc. as representatives of the underwriters named in Schedule 1 thereto (together, the “Underwriters”), pursuant to which Keysight agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of 4.950% Notes due 2034 (the “Notes”) pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-282431) previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the preliminary prospectus supplement filed with the SEC on October 2, 2024 and the final prospectus supplement filed with the SEC on October 3, 2024 (the “Registration Statement”). The offering is expected to close on October 9, 2024, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 2, 2024, among Keysight Technologies, Inc. and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and BofA Securities, Inc. as representatives of the underwriters named in Schedule 1 thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

Date: October 3, 2024	By:	/s/ Jeffrey K. Li
Jeffrey K. Li
Senior Vice President, General Counsel and Secretary